March 17, 2025

GraniteShares YIELDBOOST BITCOIN ETF

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders, and other information about the Fund online at https://graniteshares.com. You can also get this information at no cost by calling (844) 476 8747 or by sending an email request to info@graniteshares.com.

The Fund’s prospectus and statement of additional information, both dated March 17, 2025, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

TICKER: XBTY Date: March 17, 2025

GraniteShares YIELDBOOST BITCOIN ETF – Summary

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek exposure to the performance of one or more exchange-traded funds whose shares trade on a U.S.-regulated exchange and that seek daily leverage investment results of 2 times (200%) the daily percentage change of bitcoin (the “Underlying Bitcoin ETF”) subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.00%
Total Annual Fund Operating Expenses	1.07%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.07%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed 1.15%. This agreement is effective until December 31, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$109	$340

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while maintaining the opportunity for indirect exposure to the share price of the Underlying Bitcoin ETF, subject to a limit on potential gains. The Fund will seek to employ its investment strategy as it relates to the Underlying Bitcoin ETF regardless of whether there are periods adverse market, economic, or other conditions and will not seek to take temporary defensive positions during such periods. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Bitcoin ETF as the reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The Fund’s derivatives contracts provide:

-	current income from the option premiums, and
-	a limit on the Fund’s participation in gains, if any, of the share price returns of the Underlying Bitcoin ETF.

For more information, see section “The Fund’s Use of the Underlying Bitcoin ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

No Fund’s investment objective has been adopted as a fundamental investment policy and therefore each Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

An Investment in the Fund is not an investment in the Underlying Bitcoin ETF

-	The Fund’s strategy will cap its potential gain if the Underlying Bitcoin ETF’s share increases in value.
-	The Fund’s strategy is subject to all potential losses if the Underlying Bitcoin ETF’s share decline, which may not be offset by the income received by the Fund,
-	The Fund does not invest directly in the Underlying Bitcoin ETF,
-	Fund shareholders are not entitled to any distribution paid by Underlying Bitcoin ETF.

Additional information regarding the Underlying Bitcoin ETF is set forth below.

The Fund’s Use of the Underlying Bitcoin ETF Derivatives Contracts

-	Standard Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying ETF and for which it will receive a premium. The Fund’s participation in a potential increase in the price of the Underlying ETF only applies if the Fund sells in-the-money put options contracts. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 10% in-the-money and their maturity from 1-week to 1-month.

-	Defensive Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s participation in a potential increase in the price of the Underlying ETF only applies if the Fund sells in-the-money put options contracts. The Fund’s protection against a potential decrease in the price of the Underlying ETF only applies if it falls below the strike price of the option contract bought by the Fund. The put options contracts sold by the Fund may vary in regard to their strike price from 40% out-of-the-money to 10% in-the-money and their maturity from 1-week to 1-month. The put options contracts bought by the Fund will have the same maturity but a lower strike price, ranging from 50% out-of-the-money to at-the-money.

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Example 1 – Standard Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying ETF’s share price.

Example 2 – Standard Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying ETFs’ share price.

Case 2: the Underlying ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying ETF’s share price.

Example 3 – Defensive Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying ETF’s share price drops below $95.00	The Fund would lose up to $5.00.

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The comparison between the Standard Strategy in Example 1 and the Defensive Strategy in Example 3, shows that the Defensive Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying ETF’s share price.

In all examples 1 and 2, if the Underlying Bitcoin ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell Flexible Exchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Bitcoin ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Bitcoin ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Bitcoin ETF

The Underlying Bitcoin ETF seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of bitcoin for a single day, not for any other period.

The Underlying Bitcoin ETF will not invest directly in bitcoin. The Underlying Bitcoin ETF will generally achieve their investment strategy by investing in bitcoin futures or in swap contracts that provide exposure to bitcoin futures. Bitcoin futures held or referenced by the Underlying Bitcoin ETF are standardized, cash-settled bitcoin futures contracts traded on commodity exchanges registered with the CFTC. To maintain its exposure to bitcoin futures, the Underlying Bitcoin ETF must roll over its position before expiration. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Underlying Bitcoin ETF will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Underlying Bitcoin ETF will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.

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The Underlying Bitcoin ETF may also invest in money market instruments and U.S. government to provide liquidity, serve as margin or collateralize the Underlying Bitcoin ETF’s investments in bitcoin futures contracts or in swap contracts.

The Underlying Bitcoin ETF expects to gain exposure to bitcoin by investing in bitcoin futures contracts or swaps through a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands. Because the Underlying Bitcoin ETF intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), the Underlying Bitcoin ETF intends to invest no more than 25% of its total assets in the subsidiary at each quarter end of the fund’s tax year.

Due to the high margin requirements that are unique to bitcoin futures contracts and certain tests that must be met in order to qualify as a RIC, the Underlying Bitcoin ETF may also utilize reverse repurchase agreements during certain times of the year to help maintain the desired level of exposure to bitcoin futures contracts.

The Underlying Bitcoin ETF may not always achieve its intended investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the bitcoin futures and may return substantially less than that on days at or around quarter end when the Underlying Bitcoin ETF must reduce its exposure to qualify for tax treatment as a RIC.

The Underlying Bitcoin ETFs are subject to the information requirements of the federal securities laws, and in accordance therewith, file reports and other information with the SEC. The SEC maintains an internet website, www.sec.gov, that contains reports and other info regarding the Underlying Bitcoin ETFs that are filed electronically with SEC.

The Fund intends to reference the following Underlying Bitcoin ETF:

(1)	2x Bitcoin Strategy ETF (CBOE BZX: BITX). Investors can access information about BITX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-263619 and 811-23785. This information, derived from BITX’s filings with the SEC, is essential for investors to understand BITX’s operations, investment strategy, and financial prospects. The description of BITX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	ProShares Ultra Bitcoin ETF (NYSE ARCA: BITU). Investors can access information about BITU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-89822 and 811-21114. This information, derived from BITU’s filings with the SEC, is essential for investors to understand BITU’s operations, investment strategy, and financial prospects. The description of BITU’s principal investment strategies as outlined here is directly sourced from its prospectus.

This document relates only to the securities offered hereby and does not relate to the Underlying Bitcoin ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Bitcoin ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Bitcoin ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Bitcoin ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Bitcoin ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Bitcoin ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Bitcoin ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH THE UNDERLYING BITCOIN ETF, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

Additional Information on Bitcoin

Bitcoin is a digital asset that is created and transmitted through the operations of the online, peer-to-peer Bitcoin network, a decentralized network of computers that operates on cryptographic protocols. The ownership of bitcoin is determined by participants in the Bitcoin network. The Bitcoin network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. This is commonly referred to as the Bitcoin Protocol. Bitcoin, the asset, plays a key role in the operation of the Bitcoin network, as the computers (or “miners”) that process transactions on the network and maintain the network’s security are compensated through the issuance of new bitcoin and through transaction fees paid by users in bitcoin.

No single entity owns or operates the Bitcoin network. Bitcoin is not issued by any government, by banks or similar organizations. The infrastructure of the Bitcoin network is collectively maintained by a decentralized user base. The Bitcoin network is accessed through software, and software governs the creation, movement, and ownership of “bitcoin,” the unit of account on the Bitcoin network ledger. The value of bitcoin is determined, in part, by the supply of, and demand for, bitcoin in the global markets for trading bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment and the volume of private end-user-to-end-user transactions.

Bitcoin transaction and ownership records are reflected on the “Bitcoin blockchain,” which is a digital public record or ledger. Copies of this ledger are stored in a decentralized manner on the computers of each Bitcoin network node (a node is any user who maintains on their computer a full copy of all the bitcoin transaction records, the blockchain, as well as related software). Transaction data is permanently recorded in files called “blocks,” which reflect transactions that have been recorded and authenticated by Bitcoin network participants. The Bitcoin network software source code includes protocols that govern the creation of new bitcoin and the cryptographic system that secures and verifies bitcoin transactions.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Bitcoin ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Bitcoin ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Bitcoin ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Bitcoin ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Bitcoin ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the return of bitcoin futures. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Bitcoin ETF is held and the volatility of the Index during the shareholder’s holding period of an investment in the Underlying Bitcoin ETF.

Leverage Risk — The Underlying Bitcoin ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Bitcoin ETF is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Underlying Bitcoin ETF will be reduced by an amount equal to 2% for every 1% daily decline in the bitcoin futures, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Bitcoin ETF could lose an amount greater than its net assets in the event of a bitcoin futures decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Bitcoin ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Bitcoin ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Bitcoin ETF losing money or not being able to meet its daily leveraged investment objective.

Bitcoin futures Investing Risk — The Underlying Bitcoin ETF is indirectly exposed to the risks of investing in bitcoin through its investments in bitcoin futures contracts. Bitcoin is a new and highly speculative investment. The risks associated with bitcoin include the following:

-	Bitcoin is a new technological innovation with a limited history. There is no assurance that usage of bitcoin will continue to grow. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of the Underlying Bitcoin ETF. The Bitcoin Network was launched in January 2009, platform trading in bitcoin began in 2010, and bitcoin futures trading began in 2017, each of which limits a potential shareholder’s ability to evaluate an investment in the Underlying Bitcoin ETF.
-	The Underlying Bitcoin ETF’s investments in bitcoin futures contracts are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks. The price of bitcoin is impacted by numerous factors, including:

○	The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may impact the price of bitcoin;
○	Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online digital asset trading platforms and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;

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○	The fact that bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin;
○	Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;
○	Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;
○	Foreign exchange rates between fiat currencies and digital assets such as bitcoin;
○	Interest rates;
○	The continued operation of digital asset trading platforms in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;
○	Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin;
○	Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;
○	The maintenance and development of the open-source software protocol of the bitcoin network;
○	Increased competition from other digital assets, including forks of the Bitcoin Network;
○	Developments in the information technology sector;
○	Global or regional political, economic or financial events and situations;
○	Investor or Bitcoin Network participant sentiments on the value or utility of bitcoin; and
○	The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

The value of bitcoin has been, may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. Bitcoin and bitcoin futures have historically been subject to significant price volatility.

Bitcoin Futures Capacity Risk. If the Underlying Bitcoin ETF’s ability to obtain exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Underlying Bitcoin ETF’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC, the Underlying Bitcoin ETF may not be able to achieve its investment objective and may experience significant losses. Any disruption in the Underlying Bitcoin ETF’s ability to obtain exposure to bitcoin futures contracts will cause the fund’s performance to deviate from the performance of bitcoin futures contracts, and consequently, bitcoin. Additionally, the ability of the Underlying Bitcoin ETF to obtain exposure to bitcoin futures contracts is limited by certain tax rules that limit the amount the Underlying Bitcoin ETF can invest in its wholly-owned subsidiary as of the end of each tax quarter.

Commodity Regulatory Risk. The Underlying Bitcoin ETF’s use of commodities futures subject to regulation by the CFTC has caused the Underlying Bitcoin ETF to be classified as a “commodity pool” and this designation requires that the Underlying Bitcoin ETF comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Underlying Bitcoin ETF’s investment decisions may need to be modified, and commodity contract positions held by the Underlying Bitcoin ETF may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Underlying Bitcoin ETF to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Underlying Bitcoin ETF is impossible to predict, but could be substantial and adverse to the Underlying Bitcoin ETF.

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Digital Asset Industry Risk. The digital asset industry is a new, speculative, and still-developing industry that faces many risks. In this emerging environment, events that are not directly related to the security or utility of the Bitcoin blockchain can nonetheless precipitate a significant decline in the price of bitcoin. For instance, in May 2022, the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA destroyed an estimated $60 billion in value in the crypto ecosystem. Although TerraUSD and LUNA operated on their own blockchain (the “Terra” blockchain), the events nonetheless contributed to a sharp decline in the price of bitcoin, which fell 16% from May 1, 2022 to May 31, 2022. As another example, in November 2022, FTX Trading Ltd. – an offshore digital asset trading venue specializing in crypto derivatives – collapsed and filed for bankruptcy. While a small fraction of total global trading volume in bitcoin and related derivatives took place on FTX-related venues, the company’s collapse nonetheless contributed to a significant decline in the price of bitcoin, which fell 16% in November 2022. Additional instability, failures, bankruptcies or other negative events in the digital asset industry, including events that are not necessarily related to the security or utility of the Bitcoin blockchain, could similarly negatively impact the price of bitcoin, and thereby the bitcoin futures contracts held by the Underlying Bitcoin ETF.

Digital Asset Regulatory Risk. Digital asset markets in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of bitcoin futures contracts or the Underlying Bitcoin ETF’s shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of bitcoin, mining activity, digital wallets, the provision of services related to trading and custodying digital assets, the operation of the Bitcoin network, or the digital asset markets generally. Such occurrences could also impair the Underlying Bitcoin ETF’s ability to meet its investment objective pursuant to its investment strategy.

Reverse Purchase Agreements Risk. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Underlying Bitcoin ETF is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Underlying Bitcoin ETF may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Underlying Bitcoin ETF invested the proceeds of the reverse repurchase agreement.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Underlying Bitcoin ETF and its wholly-owned Cayman subsidiary are organized, respectively, could result in the inability of the Underlying Bitcoin ETF to operate as intended and could negatively affect the Underlying Bitcoin ETF and its shareholders (such as the Fund). The Underlying Bitcoin ETF’s Cayman subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act.

Indirect Investments in the Underlying Bitcoin ETF. The Underlying Bitcoin ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Bitcoin ETF but will be subject to declines in the performance of the Underlying Bitcoin ETF. Although the Fund invests in the Underlying Bitcoin ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Bitcoin ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Bitcoin ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Bitcoin ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying ETF. that generate specific risks.

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Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Bitcoin ETF over the Call Period. This means that if the Underlying Bitcoin ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Bitcoin ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Bitcoin ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Bitcoin ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Bitcoin ETF. The degree of participation in the Underlying Bitcoin ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Bitcoin ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Bitcoin ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Bitcoin ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Bitcoin ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Bitcoin ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Bitcoin ETF share price.

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Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Bitcoin ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Bitcoin ETF will be capped at 5% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Bitcoin ETF, or the Fund may even lose money, even if the Underlying ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Bitcoin ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Bitcoin ETF and its returns will depend not only on the price of the Underlying Bitcoin ETF but also on the path that the Underlying Bitcoin ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Bitcoin ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Bitcoin ETF, and the Fund may lose money, even if the Underlying Bitcoin ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Bitcoin ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Bitcoin ETF and its returns will depend not only on the price of the Underlying Bitcoin ETF but also on the path that the Underlying Bitcoin ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Bitcoin ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Bitcoin ETF’s decline.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Bitcoin ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Bitcoin ETF is modest. For the 12-month period ending September 30, 2024, the net asset value of the Underlying Bitcoin ETF ranged from $2m to $1,984m.

Concentration Risk. To the extent that the Underlying Bitcoin ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk.

The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

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Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Bitcoin ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Bitcoin ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

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New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Bitcoin ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Bitcoin ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

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Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Benoit Autier, Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception in 2024.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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